UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697 06-1449146
(Commission File Number) (IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 31, 2012, Republic Airways Holdings Inc. (the “Company”) announced its results of operations for the quarter ended September 30, 2012. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release furnished as Exhibit 99.1 contains financial measures that are not calculated in accordance with accounting principles generally accepted in the United States (GAAP).  The non-GAAP financial measures included in the press release are consolidated EBITDAR and consolidated EBITDAR margin. EBITDAR is earnings before interest expense, income tax expense, depreciation and amortization expense, and aircraft and engine rents.  Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the press release.

The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  Management, however, believes that these non-GAAP financial measures, when used in conjunction with the results presented in accordance with GAAP, may provide a more complete understanding of the Company's results and may facilitate a fuller analysis of the Company's results, particularly in evaluating performance from one period to another.  Management has chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analysis of results and to illustrate the results giving effect to the non-GAAP adjustments shown in the reconciliations.  Management strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Item 9.01    Financial Statements and Exhibits .

(d)    Exhibits.

99.1    Press Release of Republic Airways Holdings Inc. issued on October 31, 2012, relating to its third quarter and annual 2012 results.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

By:     /s/ Timothy P. Dooley
Name:    Timothy P. Dooley
Title:    Senior Vice President and
Chief Financial Officer

Dated: November 1, 2012

EXHIBIT INDEX
Exhibit Number                    Description
99.1    Press Release of Republic Airways Holdings Inc. issued on October 31, 2012, relating to its third quarter and annual 2012 results.